Exhibit 99.2

NUBURU Completes Public Offering and Raises $12M to Drive Strategic Growth in Defense Technology

09/16/2025

Funds will support phased acquisitions of businesses with existing $500 million portfolios of orders, driving expansion in the anticipated $20 billion electronic warfare and operational resilience market over the next three years.

CENTENNIAL, Colo.--(BUSINESS WIRE)-- NUBURU, Inc. (NYSE American: BURU), a global pioneer in high-performance blue laser technology, today announces the closing of its previously announced $12 million public offering.

The public offering involved the issuance and sale of $12 million in common stock and pre-funded warrants in lieu of shares, at a subscription price of $0.1428 per share, and $0.1427 per prefunded warrant, representing 32,373,536 common shares and 51,660,075 pre-funded warrants. Additionally, the Company issued 126,050,417 common warrants to purchase up to 150% of the aggregate number of shares and pre-funded warrants, with an exercise price of $0.1714 per warrant share, which common warrants are immediately exercisable and expire five years from their date of issuance. The prefunded warrants have an exercise price of $0.0001 per prefunded warrant share, are immediately exercisable, and expire when exercised in full.

Joseph Gunnar & Co., LLC acted as the exclusive placement agent in connection with the offering.

The shares of common stock, prefunded warrants, and common warrants were offered by the Company pursuant to an effective registration statement on Form S-1 (File No. 333- 290147), which was initially filed with the U.S. Securities and Exchange Commission (SEC) on September 10, 2025, and declared effective by the SEC on September 12, 2025, and a registration statement on Form S-1MEF (File No. 333-290295) filed with the SEC on September 16, 2025.

The offering was made only by means of the prospectus on Form S-1. A final prospectus relating to this offering was filed with the SEC and is available on the SEC’s website at www.sec.gov.

Copies of the final prospectus relating to this offering can be obtained on the SEC’s website at http://www.sec.gov or alternatively, from: Joseph Gunnar & Co., LLC, Attn: Syndicate Department, 40 Wall Street, Suite 3004, New York, NY 10005, or by calling (212) 440-9600.

The Company received aggregate gross proceeds of $12 million, before placement agent fees and other expenses. The net proceeds from the offering are anticipated to fuel NUBURU’s phased acquisition plan and growth initiatives, positioning the Company to deliver cutting-edge solutions in defense and operational resilience. Key initiatives include:

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Delivery Capital Support to Tekne S.p.A. (“Tekne”) underpinning the Phased Acquisition: the Company has recently secured a first-stage 3% equity interest with the remaining 67% interest in Tekne anticipated by the end of 2025 (“Second Stage”). The capital support provided to Tekne, also by leveraging Supply@ME’s Inventory Monetisation platform (in which NUBURU holds a strategic investment), is expected to be converted to equity ownership of Tekne, once the investment is approved by the Italian government and NUBURU can then exercise its option right to complete the Second Stage. Tekne has a strong existing portfolio valued at approx. $500 million, comprising 152 orders. The target addressable market in the electronic warfare sector alone is projected to reach $19.4 billion by 2028, indicating significant growth potential in this space.

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Fund the Working & Growth Capital of Tekne US Joint Venture, Unlocking $7.5 million of Tekne’s existing APAC Orders: The newly formed U.S.-based joint venture (“Tekne US JV”), owned 80% by Nuburu Defense LLC and 20% by Tekne, will drive innovation and growth in the Americas’ defense market. The joint venture will focus on developing advanced defense products tailored for the Americas, manufacturing and selling existing Tekne products in the region, and managing direct sales to non-Italian clients. In this regard, the capital raised is expected to unlock $7.5 million of Tekne’s existing orders, potentially generating up to 15% in net profit for the Tekne US JV. Additionally, the funds will support a supply chain financing strategy to strengthen the partnership between Tekne and Flyer Defense, a U.S.

company collaborating with Tekne to produce the Flyer 72-Heavy Duty (Flyer 72-HD) vehicle. This collaboration will focus on developing products that enhance mobility and defense capabilities for NATO allies.

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Strengthen Defense & Security Market Positioning by Incorporating Scalable Software as a Service (“SaaS”) Businesses: In line with the company's vision to establish a state-of-the-art Defense & Security Hub announced on February 21, 2025, NUBURU will pursue a controlling interest in Orbit S.r.l. ("Orbit"), a SaaS startup that specializes in operational resilience. Orbit already boasts an existing portfolio made of 18 clients and 2,000/daily users. SaaS business models are highly scalable, with an anticipated EBITDA exceeding 40% and a projected target addressable market of $1.1 billion in 2033. As NUBURU’s Executive Chairperson holds a controlling interest in Orbit, this transaction has been carefully negotiated and approved by independent board members.

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Explore Opportunistic Blue Laser Partnerships: NUBURU’s team has been working to target potential M&A transactions in the blue-laser sector to enhance synergies and solidify its leadership in defense technology innovation.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About NUBURU

Founded in 2015, NUBURU, Inc. has developed and previously manufactured industrial blue laser technology. Under a renewed strategic vision led by Executive Chairman Alessandro Zamboni, the Company is expanding into complementary sectors including defense-tech, security, and critical infrastructure resilience. NUBURU is leveraging a combination of internal innovation and strategic acquisitions to build out its Defense & Security Hub, targeting long-term, sustainable growth across high-value government and enterprise markets.

For more information, visit www.nuburu.net.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release may be forward-looking statements, identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or their negatives or variations. These statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially, including but not limited to: (1) anticipated net proceeds and use of proceeds; (2) the ability to meet security exchange listing standards; (3) the impact of the loss of the Company’s patent portfolio through foreclosure; (4) failure to achieve expectations regarding business development and acquisition strategy; (5) inability to access sufficient capital; (6) inability to realize anticipated benefits of acquisitions; (7) changes in applicable laws or regulations; (8) adverse economic, business, or competitive factors; (9) financial market volatility due to geopolitical and economic factors; and (10) other risks detailed in the Company’s SEC filings, including its most recent Form 10-K or Form 10-Q. These filings address additional risks that could cause actual results to differ from those in the forward-looking statements. Readers should not place undue reliance on these statements, which speak only as of the date they are made. NUBURU undertakes no obligation to update or revise these statements, except as required by law.

NUBURU Investor Relations: ir@nuburu.net
Media Contact: press@nuburu.net
Website: www.nuburu.net

Source: NUBURU, Inc.